                                                                 EXHIBIT 10.4.1

                                   Schedule 1

                            List of Other Agreements

1. Lease Agreement for the Plant.

2. Equipment Lease Agreement for Seller's equipment located at the Plant.

3. Lease Override Agreement for additional payments to be made by Buyer to Seller.

4. License Agreement for Buyer to license the use of permits, licenses, recipes and other intangible assets of Seller that are in use at the Plant.

5. Non-Branded Inventory Sales Agreement.

6. EBITDA Overview Committee Agreement.

EXHIBITS

EXHIBIT A - Product Descriptions/Specifications

EXHIBIT B - List of Raw Materials, Packaging Materials

EXHIBIT C - Pricing

EXHIBIT D - Production Schedule, Annual Plan

EXHIBIT E - Warehousing and Distribution Terms

                                   EXHIBIT A


                      PRODUCT DESCRIPTIONS/SPECIFICATIONS



                         [TEXT OMITTED PURSUANT TO THE
                          REGISTRANT'S APPLICATION FOR
                          CONFIDENTIAL TREATMENT UNDER
                                   RULE 406]

                                   EXHIBIT B

                                 RAW MATERIALS


    HFDC will supply the following raw materials based on calculations set forth in Attachment 1.


                                   PACKAGING

    Packaging materials will include corrugate tray/box and shrinkwrap as required in the shipping of canned product.


                                   EXHIBIT C

                                PRICES AND TERMS

1.  All product costs are FOB Denver plant.

2. Co-pack cost is based on HFDC cost (as determined in accordance with generally accepted accounting principles consistently applied) + 15% GM, with the exception of select Refried Beans.

3. A special $5.70 cost on 300x407 Regular, Fat Free and Vegetarian Refrieds will be in effect until 10/31/03.

4. Effective 11/01/03, the cost of 300x407 Regular, Fat Free and Vegetarian Refried Beans will be based on HFDC cost + 7.5% GM.

5. FME/FWE as referred to in Section 3(b) totals $.80 per 12-pack (15 oz.) equivalent case.

Co-pack Cost Year One 2/1/01-1/31/02

STOKES

                                                            Co-Pack
Description                                SKU               Volume              Pack              Cost
-----------------------------          -----------        -------------       -----------        ----------
Green Chile with Pork                  41612-00733              *                12/15                *
Green Chili with Chicken               41612-00430                               12/15
Green Chile with Pork Hot              41612-00533                               12/15
Chile with Beans                       41612-00133                               12/15
SW Green Chile with Pork 6"4           41612-00714                               24/15
Chile No Beans                         41612-00333                               12/15
Green Chile with Pork                  41612-00725                               12/15
Chile Verde                            41612-00835                               12/15
Green Chile with Chix & Beans          41612-00435                               12/15
Green Chile with Pork                  41612-00726          -----------          12/15
                                                                        (200,000 12-pack (15 oz.) equivalent cs.)

ELLIS

    REFRIED BEANS

                                                            Co-Pack
Description                                SKU               Volume            Pack              Cost
-----------------------------          -----------        -------------     -----------        ----------
Refried Beans                          76600-00061             TBD             24/16                *
Refried Beans                          76600-00062             TBD             12/30
Spicy Refried Beans                    76600-00069             TBD             12/16
Fat Free Refried Beans                 76600-00065             TBD             24/16
Vegetarian Refried Beans               76600-00064             TBD             24/16
                                                          -------------
                                                               TBD (204,000 12-pack (15 oz.) equivalent cs.)

    TAMALES

                                                            Co-Pack
Description                                SKU               Volume            Pack              Cost
-----------------------------          -----------        -------------     -----------        ----------
Tamales (Regular)                      76600-00022             *               12/15                *
Jumbo Tamales                          76600-00024                             12/28
Chicken
                                                          -------------
                                                                    (117,503 12-pack (15 oz.) equivalent cs.)

    MISCELLANEOUS PRODUCTS

                                                            Co-Pack
Description                                SKU               Volume            Pack              Cost
-----------------------------          -----------        -------------     -----------        ----------
Burrito Sauce                          76600-00011              *              12/15                *
Chili with Beans - Mild                76600-00001                             24/15
Lima Beans and Ham                     76600-00040                             24/15
White Beans and Ham                    76600-00043                             24/15
Chili Beans N' Gravy                   76600-00031                             12/28
Chili No Beans                         76600-00009                             24/15
                                                          -------------
                                                                    (55,000 12-pack (15 oz.) equivalent cs.)

FOOD SERVICE - STOKES

                                                            Co-Pack
Description                                SKU               Volume            Pack              Cost
-----------------------------          -----------        -------------     -----------        ----------
Refried Beans                          41612-00419             *               6/114               *
Pinto Beans                            41612-00466                             6/112
Chile
                                                          -------------
                                                                     (8,550 12-pack (15 oz.) equivalent cs.)

Greens Farm - phasing out organic [illegible]



                         [*TEXT OMITTED PURSUANT TO THE
                           REGISTRANT'S APPLICATION FOR
                           CONFIDENTIAL TREATMENT UNDER
                                    RULE 406]

                                    EXHIBIT D
                         PRODUCTION SCHEDULE, ANNUAL PLAN

                          [TEXT OMITTED PURSUANT TO THE
                           REGISTRANT'S APPLICATION FOR
                           CONFIDENTIAL TREATMENT UNDER
                                    RULE 406]

                                   EXHIBIT E

                                  HFDC-STOKES

                  WAREHOUSING, DISTRIBUTION AND HANDLING TERMS

1. Basic pricing in Exhibit C includes a holding period of thirty (30) days, including ten (10) days for incubation and includes shipping labor.

2.      If HFDC produces Product based upon pack plan and storage exceeds thirty
        (30) days because of STOKES' shipping schedule, extra storage cost is to be billed to STOKES at $.033 per case in full pallet quantities per month. Any product placed into inventory from the first of the month through the fifteenth of the month shall be charged a full month's storage charge for that month. Any Product placed into inventory from the sixteenth of the month through the end of the month shall be charged one-half the normal storage rate for that month.

3. Other services shall be billed by HFDC to STOKES based upon pre-agreed rates for each such services. This would include, but not be limited to, special packs, products rework, returns from customers, modular displays, etc.

4. All charges for warehousing, handling and other special services shall be invoiced on the last day of each month during which charges were incurred and shall be paid by STOKES within thirty (30) days from the date of invoice.

5. STOKES may warehouse and distribute products not produced by HFDC at the Denver Facility with prior approval. There will be a one-time, in-and-out charge of $.05 per 12-pack (15 oz.) equivalent case, which includes thirty (30) days storage, after which the standard warehousing charges will apply at $0.33 per 12-pack (15 oz.) equivalent case, per month, as described in (2). Any Product placed into inventory from the first of the month through the fifteenth of the month shall be charged a full month's storage charge for that month. Any Product placed into inventory from the sixteenth of the month through the end of the month shall be charged one-half the normal storage rate for that month.


STOKES CO-PACK

                                       18